TRANSAMERICA FUNDS
Supplement dated June 20, 2008 to the Statement of Additional Information dated March 1, 2008, as supplemented through June 10, 2008
The following information supplements and amends certain disclosure throughout the
Statement of Additional Information:
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Class I shares of the funds in this Statement of Additional Information are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors Should Retain this Supplement for Future Reference